SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                               May 15, 2001
                ------------------------------------------------
                Date of report (Date of earliest event reported)


                      Bank of America National Association (USA)

                                on behalf of the
                    First Omni Bank Credit Card Master Trust
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                   U.S.A.               0-23973           86-0645265
       ----------------------------------------------------------------------
       (State or other jurisdiction   (Commission         (I.R.S. Employer
        of incorporation)             File Number)        Identification Number)


       1825 East Buckeye Road
       Phoenix, Arizona                                           85034
       ----------------------------------------------------------------------
       (Address of principal executive offices)                 (Zip Code)


                                  (704) 386-4103
      --------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                      N/A
      --------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

    Item 7.  Exhibits.
             --------

    (c)      Exhibits

Exhibit
Number       Description
-------      -----------

 20 Monthly Series 1996-A Certificateholders' Statement for the April 16, 2001 Distribution Date and the related Monthly Period.

 99.1 Transfer and Assumption Agreement, dated as of April 25, 1998, among First Omni Bank, N.A., Bank of America National Association
             (USA) and the Bank of New York, as Trustee (incorporated herein by reference to Exhibit 4.1 to Current Report on Form 8-K of First Omni Bank, N.A. (File No. 0-20755), filed on April 6, 1998)

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      FIRST OMNI CREDIT CARD MASTER TRUST

                      By:  BANK OF AMERICA NATIONAL ASSOCIATION (USA)

                      Transferor and Servicer



                      By /s/ VICTORIA J. JAHANBANI
                         ------------------------------
                         Name:   Victoria J. Jahanbani
                         Title:  Vice President

Date:  May 15, 2001

                               INDEX TO EXHIBITS

Exhibit
Number     Exhibit Description
--------   -------------------

 20 Monthly Series 1996-A Certificateholders' Statement for the May 15, 2001 Distribution Date and the related Monthly Period.

 99.1 Transfer and Assumption Agreement, dated as of April 25, 1998, among First Omni Bank, N.A., Bank of America National Association
           (USA) and the Bank of New York, as Trustee (incorporated herein by reference to Exhibit 4.1 to Current Report on Form 8-K of First Omni Bank, N.A. (File No. 0-20755), filed on April 6, 1998)